Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF KANSAS
KANSAS CITY DIVISION

IN RE:	)
	)	Case No. 11-20140-11-rdb
DIGITAL SYSTEMS, INC.	)	Chapter 11
Debtor.	)
)

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)
FOR THE PERIOD
FROM October 1, 2011  TO October 31, 2011

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                           /s/ Joanne B. Stutz
                          Attorney for Debtor’s Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:

15621 W. 87th Street, Box 355 Lenexa, KS 66219	7225 Renner Road, Suite 200 Shawnee, KS 66217 (913) 962-8700; (913) 962-8701 (FAX)

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office.  Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.
1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs)http://www.usdoj.gov/ust/

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING October 1, 2011 and ending October 31, 2011
Name of Debtor: Digital Systems, Inc.                                                                                                                            Case Number:  11-20140-11-rdb
Date of Petition: January 21, 2011
Current	Cumulative
Month	to Petition Date

1. FUNDS AT BEGINNING OF PERIOD	$163,404.99	(a)	$24,201.83	(b)
2. RECEIPTS:
A. Cash Sales	-
Minus: Cash Refunds	-
Net Cash Sales	-
B. Accounts Receivable	202,714.26
C. Other Receipts (See MOR-3)	243.14	763,102.70
(If you receive rental income,	-
you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)	965,816.96
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	$163,648.13	$990,018.79
5. DISBURSEMENTS
A. Advertising	-
B. Bank Charges	55.00	1,685.00
C. Contract Labor	2,000.00	55,034.85
D. Fixed Asset Payments (not incl. in “N”)	-
E. Insurance	41,943.00
F. Inventory Payments (See Attach. 2)	-
G. Leases	-
H. Manufacturing Supplies	-
I. Office Supplies	1,401.09
J. Payroll - Net (See Attachment 4B)	167,780.49
K. Professional Fees (Accounting & Legal)	182,442.30
L. Rent	750.00	51,125.66
M. Repairs & Maintenance	-
N. Secured Creditor Payments (See Attach. 2)	186,977.59
O. Taxes Paid - Payroll (See Attachment 4C)	83,905.08
P. Taxes Paid - Sales & Use (See Attachment 4C)	-
Q. Taxes Paid - Other (See Attachment 4C)	6,630.52
R. Telephone	91.42	8,946.37
S. Travel & Entertainment	4,185.62
Y. U.S. Trustee Quarterly Fees	4,875.00
U. Utilities	143.35	6,581.01
V. Vehicle Expenses	-
W. Other Operating Expenses (See MOR-3)	25,896.85
6. TOTAL DISBURSEMENTS (Sum of 5A thru W)	3,039.77	829,410.43
7. ENDING BALANCE (Line 4 Minus Line 6)	$160,608.36	(c)	$160,608.36	(c)

MOR-2

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 16th day of November 2011.	/s/ David C. Owen
By: David C. Owen, Chairman/CEO
(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month.  It is always the amount of funds on hand as of the date of  the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-3

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt.  Write totals on Page MOR-2, Line 2C.

Description		Current Month	Cumulative Petition to Date
TOTAL OTHER RECEIPTS	Refunds	$ 243.14	$763,102.70

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.).  Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

_________________ _________________ ___________________________
_________________ _________________ ___________________________

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement.  Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date

TOTAL OTHER DISBURSEMENTS

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.
ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

Reporting Period beginning October 1, 2011                                                           Period ending  October 31, 2011

MOR-4

ACCOUNTS RECEIVABLE AT PETITION DATE:

ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$ 176,140 (a)
PLUS: Current Month New Billings
MINUS: Collection During the Month	$ (b)
PLUS/MINUS: Adjustments or Writeoffs	$ *
End of Month Balance	$ 176,140 (c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
    Customer receipts paid to FCG offset against interest and penalty fees

Adjustment made to refund overpayment on account.

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

	0-30 Days		31-60 Days	61-90 Days	Over 90 Days	Total

TOTAL	0.00	0.00	(66.96)	(199,292.32)	375,499.08	176,139.80

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be     the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and
     Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-5

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

Reporting Period beginning October 1, 2011                                                          Period ending   October 31, 2011

In the space below list all invoices or bills incurred and not paid since the filing of the petition.  Do not include amounts owed prior to filing the petition.  In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Amount
See Attached

TOTAL AMOUNT			(b)

X  Check here if pre-petition debts have been paid.  Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance	$ 4,941.02 (a)
PLUS: New Indebtedness Incurred This Month	$
MINUS: Amount Paid on Post Petition, Accounts Payable This Month	$
PLUS/MINUS: Adjustments	$ *
End of Month Balance	$ 4,941.02 (c)

*For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only).   If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/	Date Payment Due This Month	Amount Paid This Month		Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent

TOTAL			(d)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

Reporting Period beginning October 1, 2011                                                        Period ending  October 31, 2011

INVENTORY REPORT
INVENTORY BALANCE AT PETITION DATE:	$
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$ 0.00 (a)
PLUS: Inventory Purchased During Month
MINUS: Inventory Used or Sold	$
PLUS/MINUS: Adjustments or Write-downs	$ *
Inventory on Hand at End of Month	$ 0.00

METHOD OF COSTING INVENTORY:    FIFO

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.
Sale of Assets March 2011.

INVENTORY AGING

Less than 6 months old		6 months to 2 years old	Greater than 2 years old		Considered Obsolete		Total Inventory

	%	100.00%		%		% =	100% *

* Aging Percentages must equal 100%.
☐    Check here if inventory contains perishable items.

Description of Obsolete Inventory:
FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:  $              1.219.241.95(b)
(Includes Property, Plant and Equipment)
BRIEF DESCRIPTION (First Report Only):
FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month	$ -0- (a)(b)
MINUS: Depreciation Expense	$
PLUS: New Purchases	$
PLUS/MINUS: Adjustments or Write-downs	$
Ending Monthly Balance	$ -0-

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.
Asset Sale March 2011.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.
    Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

Reporting Period beginning October 1, 2011                                                          Period ending  October 31, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.    If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts.  Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:             FNB Olathe                              BRANCH:

ACCOUNT NAME:                  Operating Account         ACCOUNT NUMBER:  0139602

PURPOSE OF ACCOUNT:               OPERATING

Ending Balance per Bank Statement	$ 161,853.12
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ 219.09 *
Minus Service Charges	$
Ending Balance per Check Register	$ 161,643.03**(a)

*Debit cards are used by

**If Closing Balance is negative, provide explanation:

   4C:   TAXES PAID-OTHER
Amount                                                      Payee                                                                      Purpose

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
 “Total Amount of Outstanding Checks and other debits”, listed above, includes:

$________________Transferred to Payroll Account
$________________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor:                                                                                    Case Number:

Reporting Period beginning                                                               Period ending

NAME OF BANK:                                                                             BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE		AMOUNT
SEE ATTACHED

TOTAL				$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

Reporting Period beginning October 1, 2011                                                         Period ending October 31, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:         FNB Olathe                           BRANCH:

ACCOUNT NAME:                 Payroll Account        ACCOUNT NUMBER: 0149527
PURPOSE OF ACCOUNT:               PAYROLL

Ending Balance per Bank Statement	$ 0.00*
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ 0.00*
Minus Service Charges	$
Ending Balance per Check Register	$ 0.00**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:
The following disbursements were paid by Cash:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor:                                                                                       Case Number:

Reporting Period beginning                                                                   Period ending

NAME OF BANK:                                                                                   BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE		AMOUNT
SEE ATTACHED

TOTAL				$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: Digital Systems, Inc.                             Case Number:  11-20140-11-rdb

Reporting Period beginning October 1, 2011                Period ending October 31, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.   A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:                                                                                       BRANCH:    ACCOUNT CLOSED

ACCOUNT NAME:                                                                                     ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:              TAX

Ending Balance per Bank Statement	$
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ *
Minus Service Charges	$
Ending Balance per Check Register	$ **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash:   ( ☐  Check here if cash disbursements were authorized by
  United States Trustee)
Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
    “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:                                                                                     Case Number:

Reporting Period beginning                                                                 Period ending

NAME OF BANK:                                                                            BRANCH:

ACCOUNT NAME:                                                                         ACCOUNT #

PURPOSE OF ACCOUNT:                TAX

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.
http://www.usdoj.gov/ust.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				(d)
SUMMARY OF TAXES PAID

Payroll Taxes Paid				(a)
Sales & Use Taxes Paid				(b)
Other Taxes Paid				(c)
TOTAL				(d)

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
      (Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately.  Attach copies of account statements.

Type of Negotiable

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value

TOTAL				(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

Location of Box/Account	(Column 2) Maximum Amount of Cash in Drawer/Acct.	(Column 3) Amount of Petty Cash On Hand At End of Month		(Column 4) Difference between (Column 2) and (Column 3)

TOTAL		$	(b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts.  If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH(a + b)     $                                (c)

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page
    MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: Digital Systems, Inc.                                                                Case Number:  11-20140-11-rdb

Reporting Period beginning October 1, 2011                                                   Period ending October 31, 2011

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period

TOTAL			$

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

Reporting Period beginning October 1, 2011                                                        Period ending October 31, 2011

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month.  Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc.  Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Description	Amount Paid

David Owen	CEO	Services	$2,000.00

David and Laura Owen and Mickie Koslofsky continue to provide services as the Debtor winds down at the hourly rate of $100.00.  These services should not be extensive.

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	0	0
Number hired during the period
Number terminated or resigned during period
Number of employees on payroll at end of period	0	0

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.  For the first report, attach a copy of the declaration sheet for each type of insurance.  For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due

CBIZ Insurance, Kathy Beamis,	913-234-1918

CBIZ/Acuity Insurance Co.		X13725	General Liab	4/1/2012	4/1/2012
CBIZ/Nat’l Union Fire		01-146-63-00	D&O	9/30/10	1/1/18

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse

G	Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-16

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc.   Attach any relevant documents.

We anticipate filing a Plan of Liquidation and Disclosure Statement as soon as possible after liquidation of the assets.

MOR-17

Oct 11, 11
ASSETS
Current Assets
Checking/Savings
Cash Accounts
0-10070 · FNB Olathe Checking 013-960-2	163,689.03
Total Cash Accounts	163,689.03
Foreign Cash Accounts
0-10200 · YEN Bank of America 11407006	-3,465.15
0-10210 · Yen Currency Fluctuation	3,465.15
Total Foreign Cash Accounts	0.00
Total Checking/Savings	163,689.03
Accounts Receivable
Accounts Receivable
0-11000 · Accounts Receivable - Trade	252,876.73
0-11010 · Accounts Receivable - Dealers	23,719.75
0-11100 · Allowance for Doubtful Accounts	-100,456.68
Total Accounts Receivable	176,139.80
Total Accounts Receivable	176,139.80
Other Current Assets
Prepaid Expenses
0-13000 · Prepaid Expenses	7,650.00
Total Prepaid Expenses	7,650.00
Other Current Assets
0-14000 · Deposits	-1,000.00
Total Other Current Assets	-1,000.00
Total Other Current Assets	6,650.00
Total Current Assets	346,478.83
TOTAL ASSETS	346,478.83
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable
0-20000 · Accounts Payable	1,190,520.49
0-20100 · Accounts Payable - Chpt 11	4,941.02
Total Accounts Payable	1,195,461.51
Total Accounts Payable	1,195,461.51
Other Current Liabilities
Accrued Liabilities
Accrued Expenses
0-21000 · Accrued Expenses - Other	52,257.40
0-21010 · Accrued Property Taxes	26,686.29
0-21020 · Accrued Sales Tax	3,366.29
Total Accrued Expenses	82,309.98
Total Accrued Liabilities	82,309.98
Total Other Current Liabilities	82,309.98
Total Current Liabilities	1,277,771.49
Total Liabilities	1,277,771.49
Equity
Shareholders' Equity - CS
0-30000 · Bridge Warrant 2005 Proceeds	164,991.75
0-30010 · Stock Option Proceeds	52,650.00
0-30020 · Public Warrant Proceeds	769,171.09
0-30040 · Common Stock	36,343,227.14
0-30050 · Common Stock Restricted	1,560,000.00
0-30060 · Options Outstanding	2,076,270.47
0-30065 · Warrants	88,660.94
0-30070 · Offering Costs	-2,250,025.22
Total Shareholders' Equity - CS	38,804,946.17
Other Comprehensive Income
0-31000 · Deferred currency exchange	3,465.15
Total Other Comprehensive Income	3,465.15
0-32000 · Retained Deficit	-36,493,467.90
Net Income	-3,246,236.08
Total Equity	-931,292.66
TOTAL LIABILITIES & EQUITY	346,478.83

Oct 11
Ordinary Income/Expense
Expense
0-60400 · Professional & Contract Service
0-60410 · Consulting
2-60410 · Consulting - Admin	2,000.00
Total 0-60410 · Consulting	2,000.00
Total 0-60400 · Professional & Contract Service	2,000.00
0-60500 · Facilities & Maintenance Costs
2-60550 · Rent Building	750.00
2-60590 · Utility Expense	143.35
Total 0-60500 · Facilities & Maintenance Costs	893.35
0-60700 · Business Insurance
2-60740 · Insurance Other	-243.14
Total 0-60700 · Business Insurance	-243.14
0-60800 · Telecommunications
6-60830 · Telephone Expense	91.42
Total 0-60800 · Telecommunications	91.42
0-62100 · Bank and Loan Charges	55.00
Total Expense	2,796.63
Net Ordinary Income	-2,796.63
Net Income	-2,796.63

Oct 31, 11
Beginning Balance	164,649.75
Cleared Transactions
Checks and Payments - 6 items	-3,039.77
Deposits and Credits - 1 item	243.14
Total Cleared Transactions	-2,796.63
Cleared Balance	161,853.12
Uncleared Transactions
Checks and Payments - 3 items	-219.09
Total Uncleared Transactions	-219.09
Register Balance as of 10/31/2011	161,634.03
New Transactions
Checks and Payments - 6 items	-4,729.90
Total New Transactions	-4,729.90
Ending Balance	156,904.13

                                  Mailing Address:           P O Box 1500          Olathe, KS 66051
                               Main Office 913-782-3211       www.fnbolathe.com         Customer Service 913-791-9111

                                                     Page: 1

***************AUTO**3-DIGIT 662
2046 0.7820 AT 0.365                   9 1 198          PERIODIC STATEMENT
DIGITAL SYSTEMS INC              Date: Oct 31, 2011
15621 W 87TH ST PKWY STE 355             Period: Oct 01, 2011 to Oct 31, 2011 (31 Days )
LENEXA KS 66219-1435

ACCOUNT #: DDA – 0139602           Operating Account

Digital Systems Inc
Debtor in Possession
                                     Enclosures:  5

Beginning Balance
as of 10/01/11                   164,649.75
Deposits & Other Credit                243.14
Charges & Fees                  0.00
Checks & Other Debits                      3,039.77
Average Balance                 163,168.21
Ending Balance
as of 10/31/11                     61,853.12

Charges And Fees
Commercial Service Charge                         0.00
1 Maintenance Fee                      10.00
4 Per Check Fee                     0.60
1 Per Deposit Fee                          0.15
2 ACH Debits                        0.10
1 Deposit Item - Transit                   0.10
Less Earnings Credit                  10.95

Transaction Information

Date	Check#	Description	Credit Amount	Debit Amount

10/11		Deposit	243.14
10/05		ACH Debit Payment ATT		91.42
10/31		ACH Debit Cash Mgr FNB
		Olathe		55.00

Check Information

Date	Check#	Amount	|	Date	Check#	Amount
10/06	1001	750.00	|	10/11	1002	29.11

PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION.                        STATFN (8-08)

                                   Mailing Address:           P O Box 1500          Olathe, KS 66051
                               Main Office 913-782-3211       www.fnbolathe.com         Customer Service 913-791-9111

                                                       Page: 2

                                                 PERIODIC STATEMENT
Account #: DDA-0139602                                        DIGITAL SYSTEMS INC

                                                      Oct 31, 2011
Check Information (continued)

Date	Check#	Amount	|	Date	Check#	Amount
10/11	1003	114.24	|	10/19	1004	2,000.00

PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION.                        STATFN (8-08)

Account #: DDA-0139602                                           Page 3 of 3

             10/11/2011    0   $243.14                            10/6/2011      1001       $750

                                        10/11/2011          1002              $29.11                             10/11/2011    1003   $114.24

          10/19/2011   1004            $2,000.00

ICOP DIGITAL, INC.                                                                          11/13/2011 3:50 pm

Register: Cash Accounts:0-10070 • FNB Olathe Checking 013-960-2
From 10/01/2011 through 10/31/2011
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account		Memo	Payment	C	Deposit	Balance
10/05/2011	OL	AT&T	0-60800 •	Telecommun...		91.42	X		164,339.24
10/05/2011	1001	Kincaid & Rees Park...	0-60500 •	Facilities & ...	October Rent	750.00	X		163,589.24
10/05/2011	1002	Kansas Gas Service	0-60500 •	Facilities & ...		29.11	X		163,560.13
10/05/2011	1003	Kansas City Power &...	0-60500 •	Facilities & ...		114.24	X		163,445.89
10/11/2011			0-60700 •	Business Ins...	Deposit-Misso...		X	243.14	163,689.03
10/19/2011	1004	Equivest, LLC	0-60400 •	Professional ...		2,000.00	X		161,689.03
10/31/2011	OL	First National Bank o...	0-62100 •	Bank and Lo...		55.00	X		161,634.03